UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 21, 2023

Ventyx Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40928	83-2996852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

662 Encinitas Blvd., Suite 250

Encinitas, CA 92024

(Address of principal executive offices, including zip code)

(760) 593-4832

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2023, Ventyx Biosciences, Inc. (the “Company”) entered into a Sublease Agreement (the “Sublease”) with Neurocrine Biosciences, Inc. (“Neurocrine”), pursuant to which the Company agreed to sublease approximately 35,016 rentable square feet on the second (2nd) floor of the building located at 12790 El Camino Real, San Diego, California (the “Premises”). The Premises are the subject of a lease agreement, November 1, 2011, as amended on June 5, 2017, October 12, 2017, August 7, 2019, September 14, 2020, March 25, 2021, and May 22, 2023, by and between Kilroy Realty, L.P., a Delaware limited partnership (the “Landlord”), and Neurocrine, as tenant (the “Lease”). The Company expects the Premises will become its new corporate headquarters in August 2023.

The term of the Sublease commenced on July 21, 2023, and will end on July 31, 2031 (or on such earlier date as the term may sooner cease or expire as set forth in the Sublease).

The Company’s obligation for the payment of a fixed annual base rent for the Premises begins on the Commencement Date and will initially be $165,625.68 per month, provided that the base rent shall be abated from September 2023 to February 2024. After the first year, the base rent per month will increase annually by an amount equal to three percent (3%).

Neurocrine has the right to terminate the Sublease upon customary events of default and shall be entitled to exercise the rights and remedies reserved by Landlord in the Lease.

The foregoing description of the terms of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Sublease Agreement, dated July 21, 2023, by and between the Company and Neurocrine Biosciences.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

By:	/s/ Raju Mohan
Raju Mohan, Ph.D.
Chief Executive Officer

Date: July 26, 2023